SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) December 5, 1997
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                           TALLEY INDUSTRIES, INC.
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              (Exact Name of Registrant as Specified in Charter)



                Delaware               1-4778           86-0180396
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      (State or other jurisdiction  (Commission   (IRS Employer Identi-
           of incorporation)        File Number)      fication No.)



      2702 North 44th Street, Suite 100A, Phoenix, Arizona   85008
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      (Address of principal executive offices)             (Zip Code)



      Registrant's telephone number, including area code:  602/957-7711
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        (Former name or former address, if changed since last report)










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      Item 1.   Changes in Control of Registrant.
                --------------------------------


      On December 5, 1997, Score Acquisition Corp.("Purchaser"), a Delaware corporation and a wholly-owned subsidiary of Carpenter Technology Corporation, a Delaware corporation ("Carpenter"), accepted for payment approximately 10,777,195 shares of the Registrant's Common Stock, par value $1 per share, including the associated Preferred Stock Purchase Rights (the "Common Shares"), approximately 12,509 shares of the Registrant's Series A Convertible Preferred Stock ("Series A Preferred Shares") and approximately 497,618 shares of the Registrant's Series B $1 Cumulative Convertible Preferred Stock ("Series B Preferred Shares," and together with the Common Shares and the Series A Preferred Shares, the "Shares"). The Shares were acquired pursuant to the Agreement and Plan of Merger dated September 25, 1997 among Carpenter, Purchaser and the Registrant, a copy of which is attached as Exhibit 2.1 hereto and incorporated herein by reference (the "Merger Agreement"), and upon the terms and subject to the conditions set forth in Purchaser's Offer to Purchase dated October 2, 1997 (as amended to date, the "Offer to Purchase") and the related Letter of Transmittal (together with the Offer to Purchase, and as amended to date, the "Offer"). The Offer expired at 12:00 midnight (EST) on Thursday, December 4, 1997, and all Shares validly tendered by stockholders and not withdrawn prior to such time were accepted for payment by Purchaser. As a result of the consummation of the Offer, Purchaser holds approximately 74.4% (measured by aggregate voting power on a fully diluted basis) of the Registrant's issued and outstanding voting securities. A copy of the press releases issued by Carpenter and the Registrant on December 5, 1997 announcing the preliminary results of the Offer are attached hereto as Exhibits 99.1 and 99.2, respectively.

      The total consideration paid by Purchaser for the purchase of Shares pursuant to the Offer was approximately $137.6 million. Based on information reported by Purchaser in the Offer to Purchase and in the Schedule 14D-1 filed by Purchaser on October 2, 1997, and the amendments thereto, the Registrant believes that
      (i) Purchaser's source of funds to acquire the Shares is through a capital contribution and/or a loan from Carpenter; and (ii) Carpenter's source of funds is principally through an increase in its unsecured revolving credit agreement to $400 million. According to Purchaser, the four lenders under the amended revolving credit facility are Morgan Guaranty Trust Company of New York acting as agent, Mellon Bank, N.A. as syndication agent, CoreStates Bank, N.A. and PNC Bank, National Association.








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

      The Merger Agreement provides that, following consummation of the Offer and subject to approval by the stockholders of the Registrant and the satisfaction of certain limited conditions, Purchaser will acquire all of the issued and outstanding Shares not tendered in the Offer through a cash merger of Purchaser or another wholly-owned subsidiary of Carpenter with and into the Registrant (the "Merger"), with the Registrant as the surviving corporation. The Merger Agreement will be submitted to the Registrant's stockholders for approval at a special meeting of stockholders which the Registrant anticipates will be held on February 12, 1998. Because Purchaser has sufficient voting power to approve the Merger Agreement and is contractually obligated to vote all Shares held by Purchaser in favor of the Merger Agreement, approval of the Merger Agreement by the stockholders is assured. The other conditions to consummation of the Merger are expected by the Registrant to be fulfilled.

      On December 9, 1997, in accordance with the terms of the Merger Agreement, Robert T. Craig, Jack C. Crim, Fred Israel, Alex Stamatakis and Donald J. Ulrich, Jr. resigned as directors of the Registrant and the Registrant's subsidiary, Talley Manufacturing and Technology, Inc., a Delaware corporation ("Talley Manufacturing"), and Robert W. Cardy, Dennis M. Draeger, G. Walton Cottrell, Robert W. Lodge, John R. Welty, and Edward B. Bruno, each of whom is a designee of Purchaser, were appointed to the Board of Directors of the Registrant and Talley Manufacturing. Paul L. Foster, Joseph A. Orlando, John W. Stodder and David Victor continue to serve as directors of the Registrant and Talley Manufacturing, but Admiral Foster has resigned as Chairman of the Board and Chief Executive Officer of the Registrant and Talley Manufacturing. Robert W. Cardy has been appointed as Chairman of the Board and Chief Executive Officer of the Registrant and Talley Manufacturing.

      The foregoing summary of certain terms and provisions of the Merger Agreement is qualified in its entirety by the Merger
      Agreement, which is an Exhibit to this Report.

      Item 5.   Other Events.
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      On December 9, 1997, the Registrant's Board of Directors approved
      Amendment No. 1 (the "Amendment") to the Amended and Restated Rights Agreement (as so amended, the "Amended Rights Agreement") originally dated as of April 30, 1986, as amended as of July 21, 1986 and as further amended and restated as of February 2, 1996, between the Registrant and ChaseMellon Shareholder Services, L.L.C., as Rights Agent. The Amendment provides that immediately prior to the "Effective Time" (as such term is defined in the Merger Agreement) of the Merger, all Preferred Stock Purchase






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

      Rights (the "Rights") outstanding or issuable under the Amended Rights Agreement shall be null and void and of no further force and effect, and the Registrant's obligations to issue additional Rights and its obligations under the Amended Rights Agreement shall terminate. The foregoing summary of certain terms and provisions of the Amended Rights Agreement and the Amendment is qualified in its entirety by the Amended Rights Agreement and the Amendment, copies of which are attached hereto as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

      This Report contains forward-looking statements that are based on the Registrant's current expectations. Words such as "expects" and "anticipates" are intended to identify such forward-looking statements. These statements are not guarantees of future performance or actions and involve certain risks, uncertainties and assumptions. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. The Registrant undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.


      Item 7.   Financial Statements, Pro Forma Financial Information
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      and Exhibits.
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           (c)  Exhibits

                2.1 Agreement and Plan of Merger dated September 25, 1997, among Carpenter Technology Corporation, a Delaware corporation, Score Acquisition Corp., a Delaware corporation, and the Registrant. (Incorporated herein by reference to Exhibit B to Schedule 14D-9 filed by the Registrant on October 2, 1997.)

                4.1 Amended and Restated Rights Agreement originally dated as of April 30, 1986, as amended as of July 21, 1986 and as further amended and restated as of February 2, 1996, between the Registrant and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (as so amended and restated, the "Rights Agreement"). (Incorporated herein by reference to Exhibit 2.4 to the Registrant's Form 8-A dated as of February 2, 1996.)

                4.2     Amendment No. 1 to the Rights Agreement






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

                99.1 Press Release dated December 5, 1997 issued by Purchaser regarding completion of the Offer

                99.2 Press Release dated December 5, 1997 issued by the Registrant regarding completion of the Offer



                                  SIGNATURE
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           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         TALLEY INDUSTRIES, INC.


      Dated:   December 17, 1997         By /s/ Mark S. Dickerson
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                                                Mark S. Dickerson,
                                                Vice President and
                                                Secretary






























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                                  EXHIBIT INDEX

    EXHIBIT
      NO.
    -------
                                     EXHIBIT


      2.1 Agreement and Plan of Merger dated September 25, 1997, among Carpenter Technology Corporation, a Delaware corporation, Score Acquisition Corp., a Delaware corporation, and the
                         Registrant.  (Incorporated herein by
                         reference to Exhibit B to Schedule 14D-9 filed by the Registrant on October 2, 1997.)

      4.1 Amended and Restated Rights Agreement originally dated as of April 30, 1986, as amended as of July 21, 1986 and as further amended and restated as of February 2, 1996, between the Registrant and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (as so amended and restated, the "Rights Agreement"). (Incorporated herein by reference to
                         Exhibit 2.4 to the Registrant's Form 8-A dated as of February 2, 1996.)

      4.2                Amendment No. 1 to the Rights Agreement

     99.1                Press Release dated December 5, 1997
                         issued by Purchaser regarding completion of the Offer

     99.2                Press Release dated December 5, 1997
                         issued by the Registrant regarding
                         completion of the Offer

















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